UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material under Sec.240.14a-12

Vacasa, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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This Schedule 14A relates solely to communications made prior to furnishing security holders of Vacasa, Inc. (the ”Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction in which, among other things, Vista Merger Sub II Inc. (“Merger Sub”), a wholly owned subsidiary of Casago Holdings, LLC (“Parent”), will be merged with and into the Company, with the Company being the surviving corporation (the “Proposed Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated December 30, 2024, among the Company, Parent, Merger Sub and the other parties thereto.

This Schedule 14A consists of the following documents relating to the Proposed Transaction:

1.	Press release announcing the Proposed Transaction;

2.	Email sent to all employees of the Company announcing the Proposed Transaction; and

3.	Frequently asked questions made available to all employees of the Company relating to the Proposed Transaction.

***

Premier Vacation Rental Brands Casago and Vacasa Announce Strategic Merger
Merger will create unmatched vacation rental management platform, strengthening commitment to homeowners and exceptional, locally-driven vacation rental management services

PHOENIX, Ariz., and PORTLAND, Ore., (December 30, 2024) — Casago, a premier vacation rental property management company, and Vacasa, Inc. (Nasdaq: VCSA) (“Vacasa” or the “Company”), a leading vacation rental management platform in North America, announced they have entered into a definitive agreement under which Casago and Vacasa will combine in a transaction in which Casago will acquire all outstanding shares of the Company held by public stockholders at a price of $5.02 per share, subject to adjustment as set forth in the merger agreement.

This transaction combines the strengths of both companies and accelerates progress toward a shared vision: empowered local teams, delivering best-in-class home care and revenue for homeowners, and providing superior hospitality for guests. Combining Casago and Vacasa will create an unmatched vacation rental management platform, pairing the advantages of an international brand with the personalized care of local management.

“Casago has always been committed to delivering personalized, locally-empowered service to homeowners, and exceptional experiences to guests. We’re excited to merge with Vacasa, a company that shares our dedication to excellence,” said Casago founder and CEO Steve Schwab. “Together, we will strengthen our ability to deliver consistent service quality on a global scale, leveraging our combined resources, and expertise to better serve our homeowners, guests and partners.”

“This merger is a natural next step in Vacasa’s journey over the past year, sharpening our focus on owners, guests, and our local teams that take care of them every day. By combining with Casago, a company that shares our vision of locally-empowered, homeowner-focused property management, we’re accelerating our progress on that path,” said Vacasa CEO Rob Greyber. “We are pairing national scale with local expertise, empowering entrepreneurial teams to set a new standard in vacation rental property management.”

In addition, Roofstock, a leading proptech platform, plans to invest in and provide strategic guidance to the combined company, leveraging its decade of experience using technology to enhance property management capabilities, customer experience and liquidity for residential property investors. Roofstock brings deep real estate expertise through its service offerings and software solutions, including helping more than 300,000 property owners with nearly 1 million units optimize the performance of their rental properties.

“We are excited to be a part of what we believe should be the category-defining company in the vacation rental space,” said Gary Beasley, co-founder and CEO of Roofstock. “This investment is consistent with our mission of expanding beyond our historical focus on long-term single-family rentals to help power the broader residential investment ecosystem for investors large and small.”

Further operational and organizational details will be announced following the closing of the transaction.

Transaction Details
Under the terms of the merger agreement, Vacasa stockholders receive $5.02 per share in cash upon completion of the proposed transaction, subject to adjustment as set forth in the merger agreement. The per share purchase price represents a premium of 28 percent and 60 percent over Vacasa’s 30-day and 90-day volume weighted average price per share, respectively, as of December 27, 2024, the last trading day prior to execution of the agreement. Existing Vacasa shareholders Silver Lake, Riverwood Capital and Level Equity will continue to have minority investments in the combined company following the closing. Roofstock, Inc.has provided Casago with equity commitments for the transaction and will be investors in the combined company. The transaction, which is expected to be completed towards the end of the first quarter or the early part of the second quarter of 2025, is subject to certain customary closing conditions, including approval by Vacasa’s shareholders.

In early 2024, the Board and management of the Company recommended that the Company begin a review of strategic alternatives and advisers were engaged to assist in conducting that review process. In June of 2024, a Special Committee of the Board of Directors, composed entirely of independent and disinterested directors, was formed to oversee that process. Following the completion of a robust strategic evaluation, and the receipt of a fairness opinion from its independent financial advisor, the Special Committee recommended that the Board approve the merger agreement and the transactions contemplated thereby and that the shareholders of Vacasa vote in favor of adoption of the merger agreement. Upon the Special Committee’s recommendation the Vacasa Board of Directors approved the merger agreement and the transactions contemplated thereby and adopted the other recommendations of the Special Committee.

In connection with the transaction, Vacasa’s tax receivable agreement was amended to provide that no payments will be made in respect of or following the transaction. Additionally, Vacasa entered into an amendment to its revolving credit facility, with such amendments to take effect at the completion of the proposed transaction, to prevent the proposed transaction from triggering a change in control event of default under the revolving credit facility. Vacasa also entered into support agreements with certain rollover stockholders in connection with the proposed transaction.

Upon completion of the transaction, Vacasa’s common stock will no longer be publicly listed on the Nasdaq, and the combined company will become a privately held company.

The foregoing description of the merger agreement and the transactions contemplated thereby is subject to, and is qualified in its entirety by reference to, the full terms of the merger agreement, for which Vacasa will file a Form 8-K.

Representation
Jefferies LLC is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to Casago in connection with the transaction. PJT Partners is serving as financial advisor and Vinson & Elkins LLP is acting as legal advisor to the Special Committee of the Vacasa Board of Directors. Latham & Watkins LLP is acting as legal advisor to Vacasa.

About Casago
Casago is a premier vacation rental management company, overseeing nearly 5,000 properties across 72 cities in the United States, Mexico, Costa Rica, and the Caribbean. Founded in 2001 by former Army Ranger Steve Schwab, Casago has earned a reputation for delivering exceptional guest experiences and reliable property management services. With a customer-centric approach, the company empowers local teams to provide personalized, responsive support for both homeowners and guests. Casago’s commitment to quality is reflected in its industry recognition: it is the only property management company of its scale to be rated in the Top 1% by Comparent. Additionally, nearly 95% of U.S.-based local operating partners are Airbnb Superhosts, VRBO Premier Partners, or both.

About Roofstock
Roofstock’s mission is to power the residential investment ecosystem for the benefit of all. The company’s award-winning, tech-enabled end-to-end platform helps investors buy, sell and manage single-family rental properties in over 40 markets around the U.S. Founded in 2015, Roofstock is backed by a blue-chip roster of investors including Khosla Ventures, Bain Capital Ventures, QED, Lightspeed Venture Partners, Canvas Ventures, Invesco and SoftBank Vision Fund 2. Roofstock has facilitated more than $9 billion in buy and sell-side transactions on its platform to date, manages 18,000 rental homes through its Mynd affiliate, and provides asset management software for over 300,000 landlords owning nearly 1 million units through its affiliate Stessa.

About Vacasa
Vacasa is the leading vacation rental management platform in North America, transforming the vacation rental experience by integrating purpose-built technology with expert local and national teams. Homeowners enjoy earning significant incremental income on one of their most valuable assets, delivered by the company’s unmatched technology that is designed to adjust rates in real time to maximize revenue. Guests can relax comfortably in thousands of Vacasa homes in hundreds of destinations across the United States, and in Belize, Canada, Costa Rica, and Mexico, knowing that 24/7 support is just a phone call away. In addition to enabling guests to search, discover and book its properties on Vacasa.com and the Vacasa Guest App, Vacasa provides valuable, professionally managed inventory to top channel partners, including Airbnb, Booking.com and Vrbo.

Additional Information and Where to Find It
The proposed transaction is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company plans to file a proxy statement on Schedule 14A and other relevant materials with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation
The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections the definitive proxy statement for the 2024 annual meeting of stockholders for the Company, which was filed with the SEC on April 8, 2024 (the “Proxy Statement”), commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 38. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth the Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by Joerg Adams on May 23, 2024, Ryan Bone on May 23, 2024, Chad Cohen on May 23, 2024, Benjamin Levin on May 23, 2024, Barbara Messing on May 23, 2024, Jeffrey Parks on May 23, 2024, Karl Peterson on May 23, 2024, Chris Terrill on May 23, 2024, Rob Greyber on July 5, 2024, Bruce Schuman on July 5, 2024, Luis Sosa on August 9, 2024, and Alan Liu on August 9, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials when they are filed with the SEC.

Cautionary Note Regarding Forward Looking Statements
The information included herein and in any oral statements made in connection herewith contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, “ “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

To: All Employee Distribution
From: Rob Greyber
Replies to: Employee Communications
Subject: Exciting News: Vacasa to Merge with Casago

Good morning team,

I am writing to share some exciting and important news with you. Vacasa is merging with Casago, a premier vacation rental management company managing nearly 5,000 properties across 72 cities in the U.S., Mexico, Costa Rica and the Caribbean.

By merging with Casago, we are combining our strengths to accelerate both companies’ progress toward a shared vision: empowered local teams, delivering best-in-class home care and revenue for homeowners, and providing superior hospitality for guests. This combination will create an unmatched vacation rental management platform, pairing the advantages of an international brand with the personalized care of local management. We currently expect the transaction to close towards the end of the first quarter or the early part of the second quarter of 2025.

Casago’s owner-centric approach and commitment to owner and guest satisfaction directly align with the business transformation we’ve been driving over the past year, all in service of our owners, our guests and the people who take care of them. We are excited to set the new standard in vacation rental property management together.

For the foreseeable future, nothing will change regarding your role or responsibilities within the organization. We should be proud of the significant progress we have made in 2024. Yet there is still more to do to transform our business to be more local and our operations more efficient. We can’t let even exciting news like this become a distraction because we have guests arriving today, tomorrow, and everyday - and it’s critical we take care of them, like we always do. Providing top-tier care and service for our owners and guests remains our priority, and will be critical to a successful merger with Casago.

I know that you will have many questions on today’s announcement, and we want to provide you with the people and resources who can address those. How can you learn more?

You can read the official announcement on the transaction here, and we have posted an Employee FAQ on Compass. You will also be invited to both a Department Town Hall for your organization so you can connect with your leader directly, as well as to a Company Town Hall later today. I encourage you to attend both if possible, so we can provide you with the information you need.

Another important note, while this is significant news for you, our company, and our industry, please refrain from posting or commenting about the transaction on social media. It’s important that all communications about the transaction come from Vacasa or the executive team.

Finally, given the pending transaction, please be aware that Vacasa employees are prohibited from trading Vacasa stock until further notice. We will share an update when trading may resume.

Thank you for all of your hard work and dedication over the past year. I look forward to connecting later today.

<<Rob Greyber signature block>>

Additional Information and Where to Find It
The proposed transaction is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company plans to file a proxy statement on Schedule 14A and other relevant materials with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation
The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections the definitive proxy statement for the 2024 annual meeting of stockholders for the Company, which was filed with the SEC on April 8, 2024 (the “Proxy Statement”), commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 38. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth the Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by Joerg Adams on May 23, 2024, Ryan Bone on May 23, 2024, Chad Cohen on May 23, 2024, Benjamin Levin on May 23, 2024, Barbara Messing on May 23, 2024, Jeffrey Parks on May 23, 2024, Karl Peterson on May 23, 2024, Chris Terrill on May 23, 2024, Rob Greyber on July 5, 2024, Bruce Schuman on July 5, 2024, Luis Sosa on August 9, 2024, and Alan Liu on August 9, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials when they are filed with the SEC.

Cautionary Note Regarding Forward Looking Statements
The information included herein and in any oral statements made in connection herewith contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, “ “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Employee FAQ: Vacasa and Casago Merger

1.	What was announced today between Vacasa and Casago Vacation Rentals (Casago)?

Casago and Vacasa announced they have entered into a definitive agreement under which Casago and Vacasa will combine operations. Under the terms of our agreement, Vacasa shareholders will receive $5.02 per share in cash upon completion of the proposed transaction, subject to adjustment as set forth in the agreement. At the close of the transaction, Vacasa will become a private company and our stock will no longer trade on the public market.

2.	Why is Vacasa Merging with Casago? Who is Casago?

Casago is a premier vacation rental management company managing nearly 5,000 properties across 72 cities in the U.S., Mexico, Costa Rica and the Caribbean. Founded and led by Steve Schwab in 2001, Casago is known for its commitment to operational excellence, delivering exceptional guest experiences while driving success for property owners and partners.

By merging with Casago, we are combining our strengths to accelerate both companies’ progress toward a shared vision: empowered local teams, delivering best-in-class home care and revenue for homeowners, and providing superior hospitality for guests. This combination will create an unmatched vacation rental management platform, pairing the advantages of a national brand with the personalized care of local management.

Today, Casago operates local markets under both a franchise model and company-led model, with a bias towards the franchise model. Looking ahead, we anticipate both the franchise model and the company-led model will have a place in the merged organization. Both approaches will empower and incentivize local market leaders to manage properties with hands-on care, fostering strong personal relationships, responsiveness, and long-term stability.

Casago brings over two decades of industry experience and an exceptional track record:

●
Owner-centric excellence: According to Comparent.com, the largest directory and review platform of professional vacation rental managers worldwide, Casago boasts an impressive 5.0-star average rating from homeowners, reflecting their exceptional owner-focused approach. Additionally, Casago has been honored with Comparent’s Market Leader Badge, awarded to the top 10% of professional vacation rental managers.

●	Guest satisfaction: Outstanding ratings, with an average of 4.8 stars on Airbnb and 4.7 stars on VRBO, demonstrating Casago’s commitment to delivering outstanding guest experiences.

●	Lasting local relationships: The average local operating partner (the franchisee) has been with Casago for years if not over a decade.

●	Top-performing local operating partners: Nearly 95% of U.S.-based local operating partners are Airbnb Superhosts, VRBO Premier Partners, or both.

3.	Will the merged entity employ everyone from Vacasa?

Today, and until the transaction is closed, it is business as usual. Your current role and responsibilities have not changed, and we ask that you work with the same professionalism and dedication you have always brought to Vacasa.

We and Casago are currently planning the integration of our operations, which will begin after the close of the transaction. We understand that all of you want to know how you fit into the combined company and we will share more details on the operations of the combined company as soon as we can, as we get closer to completing the transaction.

Our mission is to take care of our guests, our homeowners and the people who take care of them. We and Casago recognize that we have very talented, productive and experienced employees.

4.	Casago primarily operates a franchise model, what does that mean?

Casago operates local markets under both a franchise model and a company-led model. Looking ahead, we anticipate both the franchise model and the company-led model will have a place in the merged organization. Both approaches will empower and incentivize local market leaders to manage properties with hands-on care, fostering strong personal relationships, responsiveness, and long-term stability.

The franchise model allows a local operating partner (i.e., franchisee) to own their local business while getting the benefit of being associated with an international brand and using a standardized platform and technology.

This franchise model aligns very closely with our approach of empowering local teams to have greater control over various aspects of their markets, including selecting the types of homes brought onto our platform, setting and managing expense targets, and moving more approval processes and accountability from headquarters to our local teams.

5.	Will anything change with regard to compensation and benefits? Will my compensation or benefits change when I become an employee of the merged entity?

No, today, and until the transaction is closed, we do not expect changes to your compensation or benefits.

We are currently planning the integration of our operations, including employee compensation and benefits. We will be able to share more details on any adjustments to compensation and benefits within the combined company after the close of the transaction.

6.	Will my job responsibilities change?

No, today, and until the transaction is closed, we do not expect changes to your role or current responsibilities. If you have any questions regarding your current responsibilities or priorities, please connect with your manager.

7.	Will I need to re-apply for my job?

No, upon the completion of the transaction, you will not have to reapply for your position.

8.	What will happen to my vested and unvested Vacasa shares after the closing of the transaction when we are no longer a public company?

Your outstanding vested RSUs will be treated the same as Vacasa shares and you will receive $5.02 per vested RSU in cash upon completion of the proposed transaction, subject to adjustment as set forth in the merger agreement.

At the closing of the transaction, your outstanding unvested RSUs will convert into a cash award with the right to receive $5.02 in cash per RSU, subject to adjustments as outlined in the merger agreement, which will continue to vest according to your existing vesting schedule.

9.	Will my reporting structure change?

No, today, and until the transaction is closed, we do not expect changes to your role or your reporting structure related to the transaction.

10.	Which brand will be used, Vacasa or Casago?

We are currently planning the integration of our operations, including our brand strategy. We will be able to share more details on the future of the Vacasa brand upon close of the transaction.

11.	What will happen to our Executives?

We are currently planning the integration of our operations, including the executive leadership structure. We will be able to share more details on the executive leadership structure of the combined company after the close of the transaction.

12.	Will Vacasa continue to be based in Portland and maintain a presence in Boise? Will Vacasa keep its offices in Portland and Boise?

We are currently planning the integration of our operations, including our real estate strategy. We will be able to share more details on the future of the combined company’s headquarters and office locations at the close of the transaction.

13.	When do we expect the transaction to close?

We expect the transaction to close towards the end of the first quarter or the early part of the second quarter of 2025.

14.	Will we still be a public company after the deal closes?

Following the close of the transaction, Vacasa will no longer be publicly traded. The new, combined company will be a privately held company. Until the transaction closes, we will continue to operate as a publicly traded company, independent of Casago.

15.	How is Roofstock involved in the merger?

Roofstock, a leading proptech platform, plans to invest in and provide strategic guidance to the combined company, leveraging its decade of experience using technology to enhance property management capabilities.

16.	Why can’t I trade my Vacasa shares?

Given the pending transaction, trading Vacasa shares is prohibited until further notice. We will share an update when trading may resume.

17.	Can I post about this on social media?

We ask that you refrain from making posts or comments on social media about the transaction on behalf of Vacasa. Our social media policy is available in our employee handbook, which is available on Compass. If there is a social media post or comment that you believe Vacasa should be aware of, please email pr@vacasa.com.

18.	Can I respond to questions from the media or reporters about the proposed transaction?

To ensure that Vacasa communicates with the media in a consistent, timely, and professional manner about the transaction, please do not speak to the media (including television, radio, newspaper or periodical reporters or representatives). Please inform Vacasa of any media inquiries at pr@vacasa.com.

19.	Will Vacasa still be conducting a performance review and merit cycle this year?

Yes, as part of our regular annual planning, Vacasa will conduct a performance review and merit cycle for 2025. Details will be shared early next year.

20.	Will I receive a severance package if I’m not offered a position by the combined company?

There are no changes to Vacasa’s corporate or field teams as a result of this announcement. We are currently planning the integration of our operations and will be able to share more details after the close of the transaction.

21.	Why should I continue working at Vacasa if I have no guarantee of long-term employment?

We will talk more about this in the Town Hall but this is the most exciting thing to happen in the vacation rental industry in the past several years. We are excited about it and we hope that Vacasa employees are excited about it, and the opportunities that lie ahead. While we can’t speak to exact details on how the combined company will operate just yet, we look forward to merging with Casago, the meaningful work that lies ahead, and the impact that the combined business can have for our owners and guests.

Additional Information and Where to Find It
The proposed transaction is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company plans to file a proxy statement on Schedule 14A and other relevant materials with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation
The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections the definitive proxy statement for the 2024 annual meeting of stockholders for the Company, which was filed with the SEC on April 8, 2024 (the “Proxy Statement”), commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 38. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth the Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by Joerg Adams on May 23, 2024, Ryan Bone on May 23, 2024, Chad Cohen on May 23, 2024, Benjamin Levin on May 23, 2024, Barbara Messing on May 23, 2024, Jeffrey Parks on May 23, 2024, Karl Peterson on May 23, 2024, Chris Terrill on May 23, 2024, Rob Greyber on July 5, 2024, Bruce Schuman on July 5, 2024, Luis Sosa on August 9, 2024, and Alan Liu on August 9, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials when they are filed with the SEC.

Cautionary Note Regarding Forward Looking Statements
The information included herein and in any oral statements made in connection herewith contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, “ “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.